Exhibit 10.1.1

FIRST AMENDMENT
TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of November 14, 2014 and is entered into by and among MASTERCARD INCORPORATED, a Delaware corporation (the “Borrower”), and the Lenders (as defined below) signatory hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, the Borrower has entered into that Credit Agreement, dated as of November 16, 2012, among the Borrower, the several banks and other financial institutions from time to time parties thereto (collectively, the “Lenders”), and Citibank, N.A. (“Citibank”), as managing administrative agent for the Lenders thereunder (the “Managing Administrative Agent”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders thereunder (as amended by this First Amendment and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower and the Lenders signatory hereto constituting the Required Lenders have agreed to amend certain provisions of the Credit Agreement;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT
a.    Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
“Anti-Corruption Laws”: all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
“Sanctioned Country”: at any time, a country or territory which is the subject or target of any Sanctions.
“Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled or 50% or more owned by any such Person or group of such Persons.
b.    Section 3 of the Credit Agreement is hereby amended by inserting the following provision immediately after Section 3.17 therein:
“3.18 Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and directors and, to the knowledge of the Borrower, its employees, affiliates and agents are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or any of their respective directors or officers, or (b) to the knowledge of the Borrower, any employee, affiliate or agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No borrowing, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.”
c.    Section 5 of the Credit Agreement is hereby amended by inserting the following provision immediately after Section 5.8 therein:
“5.9     Compliance with Anti-Corruption Laws and Sanctions. Maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.”
d.    Section 6 of the Credit Agreement is hereby amended by inserting the following provision immediately after Section 6.6 therein:
“6.7 Limitation on Violation of Anti-Corruption Laws and Sanctions. Request any Borrowing, or use, or permit its Subsidiaries and its or their respective directors, officers, employees and agents to use, the proceeds of any Loan (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with, or for the benefit of, any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would result in the violation of any Sanctions by any party hereto.”

SECTION II.	EFFECTIVENESS
This Amendment shall become effective as of the date hereof only upon the receipt by the Managing Administrative Agent (or its counsel) of (i) a counterpart signature page of this Amendment duly executed by the Borrower and the Required Lenders (the date of such receipt being referred to herein as the “First Amendment Effective Date”).

SECTION III.	REPRESENTATIONS AND WARRANTIES
In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true and correct in all material respects:
a.    Corporate Power and Authority. The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.
b.    No Legal Bar. The execution, delivery and performance of this Amendment by the Borrower will not violate any Requirement of Law or Contractual Obligation of the Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, except to the extent that such violation or imposition of Liens could not reasonably be expected to have a Material Adverse Effect.
c.    Governmental Consent. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except for consents, authorizations, notices or filings that if not obtained or made, could not reasonably be expected to have a Material Adverse Effect.
d.    Binding Obligation. This Amendment has been duly executed and delivered on behalf of the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
e.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 3 of the Credit Agreement (after giving effect to this Amendment) are and will be true and correct in all material respects (except that such representations and warranties that are qualified as to materiality are true and correct in all respects) on and as of the First Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were so true and correct as of such earlier date.
f.    Absence of Default. No Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment.

SECTION IV.	MISCELLANEOUS
a.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
(ii)    Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.
(iv)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
b.    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
c.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
d.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Managing Administrative Agent.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MASTERCARD INCORPORATED, as the Borrower

By: /s/ Roger Griffith
Name: Roger Griffith
Title: Assistant Treasurer

CITIBANK, N.A.
as Managing Administrative Agent and as Lender

By: /s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

BANK OF AMERICA, N.A.

By: /s/ Robin Noret
Name: Robin Noret
        Title: Assistant Vice President

Bank of China, New York Branch

By: /s/ Raymond Qiao
Name: Raymond Qiao
        Title: Senior Vice President

BANK OF MONTREAL, CHICAGO BRANCH

By: /s/ Yacouba Kane
Name: Yacouba Kane
        Title: Vice President

The Bank of Tokyo-Mitsubish UFJ, Ltd.,
as a Lender

By: /s/ Glenn Schuermann
Name: Glenn Schuermann
        Title: Director

BARCLAYS BANK PLC

By: /s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
        Title: Vice President

Commerzbank AG, New York and Grand
Cayman Branches

By: /s/ Diane Pockaj
Name: Diane Pockaj
     Title: Managing Director

By: /s/ Kiuli Chan
Name: Kiuli Chan
        Title: Director

Commonwealth Bank of Australia

By: /s/ Stephen McCarth
Name: Stephen McCarthy
        Title: Senior Associate
Power of Attorney dated 24 June 2013

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Virginia Cosenza
     Name: Virginia Cosenza
         Title: Vice President

By: /s/ Ming K. Chu
Name: Ming K. Chu
        Title: Vice President

GOLDMAN SACHS BANK, USA, as a Lender

By: /s/ Rebecca Kratz
     Name: Rebecca Kratz
         Title: Authorized Signatory

HSBC BANK USA, N.A.

By: /s/ George Manchenko
     Name: George Manchenko
         Title: Director

JPMorgan Chase Bank, N.A.

By: /s/ Leo Lai
     Name: Leo Lai
         Title: Executive Director

Lloyds Bank plc

By: /s/ Stephen Giacolone
    Name: Stephen Giacolone
        Title: Assistant Vice President

By: /s/ Joel Slomko
Name: Joel Slomko
        Title: Assistant Vice President

Mizuho Bank (USA), as a Lender

By: /s/ David Lim
Name: David Lim
        Title: Senior Vice President

MORGAN STANLEY BANK, N.A.

By: /s/ Michael King
Name: Michael King
        Title: Authorized Signatory

The Northern Trust Company

By: /s/ Daniel J. Boote
Name: Daniel J. Boote
        Title: Senior Vice President

PNC Bank, National Association

By: /s/ Robert M. Martin
Name: Robert M. Martin
        Title: Senior Vice President

SANTANDER BANK, N.A.

By: /s/ Thomas J. Devitt
Name: Thomas J. Devitt
        Title: Senior Vice President

Skandinaviska Enskilda Banken AB (Publ), as
the Lender

By: /s/ Fredrik Björkman
Name: Fredrik Björkman
        Title: Client Executive

By: /s/ Mikael Bellander
Name: Mikael Bellander
        Title: Legal Counsel

U.S. Bank National Association, as the Lender

By: /s/ Manolis Saridakis
Name: Manolis Saridakis
        Title: Senior Vice President

Wells Fargo Bank, N.A.

By: /s/ Brian Buck
Name: Brian Buck
        Title: Managing Director